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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in Registration Statement No. 333-11185 of Suiza Foods Corporation on Form S-8 of our report dated August 28, 1996, with respect to the financial statements of Swiss Dairy, a Corporation, included in the Current Report on Form 8-K of Suiza Foods Corporation dated September 24, 1996.


DELOITTE & TOUCHE LLP

Costa Mesa, California
September 24, 1996